                                                         Exhibit Index on Page 4

      As filed with the Securities and Exchange Commission on July 8, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   JUNE 27, 1997


Commission File Number:   000-22685


                               VORNADO REALTY L.P.
             (Exact name of registrant as specified in its charter)


                DELAWARE                                      13-3925979
(State or other jurisdiction of incorporation)            (I.R.S. Employer
                                                          Identification Number)


PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                    07663
   (Address of principal executive offices)                       (Zip Code)


                                  (201)587-1000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         On June 27, 1997, Vornado Realty Trust acquired for approximately $26,000,000 four properties previously owned by affiliates of the Riese Organization. These properties are located in midtown Manhattan, New York. Vornado also made a $41,000,000 mortgage loan to Riese Affiliates cross collateralized by ten other Manhattan properties. This increasing rate loan bears an initial interest rate of 9.75% and has a five year term. The above transactions were arrived at through arms-length negotiations. The acquisition and the related mortgage loan were consummated through a subsidiary of Vornado Realty L.P., a limited partnership of which Vornado Realty Trust owns 90.4% and is the sole general partner. A copy of Vornado Realty Trust's press release relating to these transactions is attached hereto as an exhibit and is incorporated herein by reference.

Items 3-6.  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) (b)  Not Applicable.

         (c)      Exhibits.


  Exhibit No.                                 Exhibit

    99.1 Press Release, dated June 30, 1997, of Vornado Realty Trust, announcing the acquisition of four properties and a related mortgage loan.

Item 8.  Not Applicable.

                               VORNADO REALTY L.P.


                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            VORNADO REALTY L.P.
                                                (Registrant)

                                         By:  Vornado Realty Trust,
                                                General Partner


Date:  July 8, 1997                          /s/ Joseph Macnow
                                         -------------------------
                                              JOSEPH MACNOW
                                               Vice President,
                                          Chief Financial Officer

                                INDEX TO EXHIBITS




Exhibit No.                             Exhibit                                        Page
-----------                             -------                                        ----
   99.1         Press Release, dated June 30, 1997, of Vornado Realty Trust, announcing the acquisition of four properties and a related
                mortgage loan.                                                           5